UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

The following unaudited pro forma consolidated financial information is presented to provide an understanding of the historical financial results of operations and financial position as adjusted to reflect the disposition of the Professional Segment. These unaudited pro forma consolidated financial statements are presented for informational purposes only and are not intended to represent what the actual results of operations or financial condition would have been had the Sale (as defined in the Current Report on Form 8-K to which this exhibit is attached) occurred on the indicated dates, nor are they necessarily indicative of the future results of operations or financial position. Further, these unaudited pro forma consolidated financial statements do not reflect all actions that BGSF may undertake following the closing of the Sale.

The Sale has been accounted for in the unaudited pro forma consolidated statement of operations (the “pro forma statement of operations”) for the twenty-six week period ended June 29, 2025 and for the years ended December 29, 2024, December 31, 2023, and January 1, 2023 as if it had been completed on December 27, 2021. The unaudited pro forma consolidated balance sheet as of June 29, 2025 gives effect to the Sale as if it occurred on June 29, 2025.

The following unaudited pro forma consolidated financial statements and related notes as of and for the twenty-six week period ended June 29, 2025, and for the years ended December 29, 2024, December 31, 2023, and January 1, 2023, have been derived from, and should be read in conjunction with, (i) the historical audited consolidated financial statements of BGSF and accompanying notes included in BGSF’s Annual Report on Form 10-K for the years ended December 29, 2024, December 31, 2023, and January 1, 2023, and (ii) the historical unaudited consolidated financial statements of BGSF and related notes included in BGSF’s Quarterly Report on Form 10-Q for the twenty-six week period ended June 29, 2025.

The unaudited pro forma consolidated financial statements were prepared by management in accordance with Article 11 of Regulation S-X for illustrative and informational purposes only and are not intended to represent what the results of operations or financial position would have been had the Sale occurred on the dates noted above, nor what they will be for any future periods. The pro forma adjustments are based on available information and certain assumptions that management believes are factually supportable. In the opinion of management, all adjustments necessary to present fairly the unaudited pro forma consolidated financial statements have been made. The unaudited pro forma consolidated financial statements do not include the realization of any cost savings from operating efficiencies or synergies that might result from the Sale. Additionally, BGSF anticipates that certain nonrecurring charges will be incurred in connection with the Sale, the substantial majority of which consist of fees paid to legal counsel and other professional advisors. Any such charge could affect the future results of BGSF in the period in which such charges are incurred; however, these costs are not expected to be incurred in any period beyond the closing date of the Sale. Accordingly, the unaudited pro forma consolidated statement of operations for the twenty-six week period ended June 29, 2025 reflects the effects of these non-recurring charges, which are not included in the historical statements of operations of BGSF for the twenty-six week period ended June 29, 2025.

In connection with the Sale, the unaudited pro forma consolidated financial statements have been prepared using the discontinued operation method of accounting for dispositions under generally accepted accounting principles in the United State of America (“US GAAP”), in accordance with Accounting Standards Codifications (ASC) 205-20, Discontinued Operations.

The unaudited pro forma consolidated financial statements contain certain reclassification adjustments to conform the historical BGSF financial statement presentation. For purposes of the unaudited pro forma consolidated financial statements presented below, BGSF will pay off debt using the proceeds from the Sale.

In connection with the Sale, the unaudited pro forma consolidated financial statements have been prepared using the guidance in ASC 810, Consolidations. Under ASC 810, a parent shall deconsolidate a subsidiary as of the date the parent ceases to have a controlling financial interest in the subsidiary by recognizing a gain or loss in net income measured as the difference between the fair value of any consideration received and the carrying amount of the subsidiary’s assets and liabilities at the date of sale. Components of the gain/loss calculation are described in further detail in the notes to the unaudited pro forma consolidated financial statements. BGSF has historically been managed and operated in the normal course with other BGSF businesses and has been identified as the Professional segment in BGSF’s SEC filings.

Therefore, the accompanying adjustments to the consolidated financial statements have been derived from the accounting records of BGSF and are in accordance with US GAAP.

The transaction costs incurred for the Sale are included in the unaudited pro forma consolidated financial statements reflecting terms and rates BGSF has agreed to with the third parties.

BGSF, Inc. and Subsidiaries
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
June 29, 2025
(in thousands, except share amounts)

	Historical	Professional Segment		Other		Pro Forma
	BGSF, Inc.	Discontinued		Accounting		BGSF, Inc.
	Consolidated	Operations {a}		Adjustments		Consolidated
ASSETS
Current assets
Cash and cash equivalents	$3,288	$(511)		$44,242	{b}	$47,019
Accounts receivable, net of allowance for credit losses of $1,156 and $378, respectively	39,357	(25,719)		—		13,638
Prepaid expenses	2,792	(1,105)		—		1,687
Cares Act receivable	616	—		—		616
Other current assets	1,550	(138)		—		1,412
Total current assets	47,603	(27,473)		44,242		64,372
Property and equipment, net	867	(568)		—		299

Other assets
Deposits	2,081	(85)		—		1,996
Software as a service, net	4,011	(360)		—		3,651
Deferred income taxes, net	9,867	(640)	{c}	—		9,227
Right-of-use asset - operating leases, net	4,532	(3,676)		—		856
Intangible assets, net	21,579	(17,668)		—		3,911
Goodwill	59,152	(58,078)		—		1,074
Total other assets	101,222	(80,507)		—		20,715
Total assets	$149,692	$(108,548)		$44,242		$85,386

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities
Accounts payable	$1,368	$—		$—		$1,368
Accrued payroll and expenses	15,422	(8,336)		—		7,086
Long-term debt, current portion, net	3,807	—		(3,807)	{d}	—
Accrued interest	510	—		(510)	{d}	—
Income taxes payable	295	—		—		295
Contingent consideration, current portion	1,696	(1,696)		304	{e}	304
Convertible note	4,368	—		(4,368)	{f}	—
Lease liabilities, current portion	1,535	(1,061)		—		474
Total current liabilities	29,001	(11,093)		(8,381)		9,527

Line of credit, net	7,744	—		(7,744)	{d}	—
Long-term debt, less current portion, net	30,664	—		(30,664)	{d}	—
Contingent consideration, long-term	608	(608)		304	{e}	304
Lease liabilities, less current portion	3,389	(2,883)		—		506
Other long-term liabilities (Intercompany)	—	(29,221)		29,221	{g}	—
Total liabilities	71,406	(43,805)		(17,264)		10,337
Commitments and contingencies
Preferred stock, $0.01 par value per share issued and outstanding	—	—		—		—
Common stock, $0.01 par value per share net of treasury stock, at cost	55	—		—		55
Additional paid in capital	70,733	—		—		70,733
Retained earnings	7,498	(64,743)		61,506	{h}	4,261
Total stockholders’ equity	78,286	(64,743)		61,506		75,049
Total liabilities and stockholders’ equity	$149,692	$(108,548)		$44,242		$85,386

BGSF, Inc. and Subsidiaries
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the Twenty-six Week Period Ended June 29, 2025
(in thousands)

	Historical	Professional Segment		Other		Pro Forma
	BGSF, Inc.	Discontinued		Accounting		BGSF, Inc.
	Consolidated	Operations {i}		Adjustments		Consolidated
Revenues	$127,008	$(82,619)		$—		$44,389
Cost of services	85,434	(57,015)		—		28,419
Gross profit	41,574	(25,604)		—		15,970
Selling, general, and administrative expenses	41,038	(19,458)		—		21,580
Depreciation and amortization	3,265	(2,677)		—		588
Operating loss	(2,729)	(3,469)		—		(6,198)
Interest expense, net	(3,023)	92		3,290	{k}	359
Loss before income taxes	(5,752)	(3,377)		3,290		(5,839)
Income tax benefit	1,294	737	{j}	—		2,031
Net loss	$(4,458)	$(2,640)		$3,290		$(3,808)

See accompanying notes to the Unaudited Pro Forma Consolidated Financial Statements.

BGSF, Inc. and Subsidiaries
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
Year ended December 29, 2024
(in thousands)

	Historical	Professional Segment		Other		Pro Forma
	BGSF, Inc.	Discontinued		Accounting		BGSF, Inc.
	Consolidated	Operations {i}		Adjustments		Consolidated
Revenues	$272,499	$(168,097)		$—		$104,402
Cost of services	179,636	(113,603)		—		66,033
Gross profit	92,863	(54,494)		—		38,369
Selling, general, and administrative expenses	85,333	(42,405)		—		42,928
Gain on contingent consideration	(1,452)	1,452		—		—
Depreciation and amortization	7,769	(6,434)		—		1,335
Operating income (loss)	1,213	(7,107)		—		(5,894)
Interest expense, net	(4,921)	—		4,482	{k}	(439)
Loss before income taxes	(3,708)	(7,107)		4,482		(6,333)
Income tax benefit	370	710	{j}	—		1,080
Net loss	$(3,338)	$(6,397)		$4,482		$(5,253)

See accompanying notes to the Unaudited Pro Forma Consolidated Financial Statements.

BGSF, Inc. and Subsidiaries
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
Year ended December 31, 2023
(in thousands)

	Historical	Professional Segment		Other		Pro Forma
	BGSF, Inc.	Discontinued		Accounting		BGSF, Inc.
	Consolidated	Operations {i}		Adjustments		Consolidated
Revenues	$313,167	$(188,090)		$—		$125,077
Cost of services	201,383	(126,091)		—		75,292
Gross profit	111,784	(61,999)		—		49,785
Selling, general, and administrative expenses	88,650	(43,248)		—		45,402
Impairment losses	22,545	(22,545)		—		—
Depreciation and amortization	7,774	(6,461)		—		1,313
Operating (loss) income	(7,185)	10,255		—		3,070
Interest expense, net	(5,976)	—		4,841	{k}	(1,135)
Loss (income) before income taxes	(13,161)	10,255		4,841		1,935
Income tax benefit	2,938	(2,289)	{j}	—		649
Net (loss) income	$(10,223)	$7,966		$4,841		$2,584

See accompanying notes to the Unaudited Pro Forma Consolidated Financial Statements.

BGSF, Inc. and Subsidiaries
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
Year ended January 1, 2023
(in thousands)

	Historical	Professional Segment		Other		Pro Forma
	BGSF, Inc.	Discontinued		Accounting		BGSF, Inc.
	Consolidated	Operations {i}		Adjustments		Consolidated
Revenues	$298,422	$(177,329)		$—		$121,093
Cost of services	194,874	(121,476)		—		73,398
Gross profit	103,548	(55,853)		—		47,695
Selling, general, and administrative expenses	83,211	(37,551)		—		45,660
Depreciation and amortization	4,054	(2,693)		—		1,361
Operating income	16,283	(15,609)		—		674
Interest expense, net	(1,363)	—		1,102	{k}	(261)
Income from continuing operation before income taxes	14,920	(15,609)		1,102		413
Income tax (expense) benefit from continuing operations	(3,659)	3,828	{j}	—		169
Income from continuing operations	11,261	(11,781)		1,102		582
Income from discontinued operations:
Income	1,235	—		—		1,235
Gain on sale	17,675	—		—		17,675
Income tax expense	(4,810)	—		—		(4,810)
Net income	$25,361	$(11,781)		$1,102		$14,682

See accompanying notes to the Unaudited Pro Forma Consolidated Financial Statements.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

(Dollar amounts in Thousands, Except Share Amounts)

1. BASIS OF PRESENTATION

The following unaudited pro forma consolidated financial statements were derived from the historical consolidated financial statements, which were prepared in accordance with US GAAP. The unaudited pro forma consolidated financial statements should be read in conjunction with the historical consolidated financial statements, the accompanying notes to those historical consolidated financial statements, and Management’s Discussion and Analysis of Financial Condition and Results of Operations in the Quarterly Report on Form 10-Q for twenty-six week period ended June 29, 2025, filed with the SEC on August 7, 2025.

Beginning with the quarter ending June 29, 2025, the historical results of the Professional Segment are reflected in the consolidated financial statements as discontinued operations.

The unaudited pro forma consolidated statements of operations have been prepared as if the Sale occurred on December 27, 2021, and the unaudited pro forma consolidated balance sheet has been prepared as if the Sale occurred on June 29, 2025.

The “Professional Segment Discontinued Operations” columns in the unaudited pro forma consolidated financial statements were derived from the consolidated financial statements included in the Quarterly Report on Form 10-Q for twenty-six week period ended June 29, 2025 and from the consolidated financial statements included in Annual Report on Form 10-K for the years ended December 29, 2024, December 31, 2023, and January 1, 2023.

BGSF believes that the adjustments included within the “Professional Segment Discontinued Operations” columns of the unaudited pro forma consolidated financial statements are consistent with the guidance for discontinued operations under US GAAP. The current estimates are preliminary and could change as BGSF finalize the accounting for discontinued operations, which will be reported in future filings. The adjustments do not include any allocation of the corporate costs or other costs do not transfer upon the Sale. The adjustments also do not include any fees that may be earned or incurred under the transition services agreement as BGSF is unable to forecast the fees that may be due or payable under the transition services agreement.

The unaudited pro forma consolidated financial statements are presented based on assumptions, adjustments, and currently available information and are intended for illustrative and informational purposes only. The unaudited pro forma consolidated financial statements are not intended to reflect or be necessarily indicative of what the results of operations or financial condition would have been had the divestiture been completed on the dates assumed. In addition, it is not necessarily indicative of the future results of operations or financial condition. Actual adjustments may differ materially from the information presented.

The unaudited pro forma consolidated balance sheet and consolidated statements of operations include the following adjustments:

{a} Reflects the elimination of the assets, liabilities, and equity of the Professional Segment that are to be sold under the terms of the Sale.

{b} Reflects the estimated net cash proceeds equal to $99.0 million, less the estimate for the payoff of debt for $47.6 million on June 29, 2025, and less the estimate for transaction expenses incurred of $5.0 million. The final net cash proceeds may differ materially from the amounts above due to adjustments resulting from the post-closing purchase price adjustment process, a difference in the cash held by the Professional Segment at closing, and changes to the estimate for transaction expenses incurred.

{c} Reflects the Professional Segment’s calculated historical deferred tax asset adjustments not recorded at the segment level but was posted to BGSF.

{d} Reflects the payoff of debt of $42.7 million related to the credit agreement led by BMO Bank N.A.

{e} Represents the amount of contingent consideration for the Arroyo Consulting acquisition to be paid in monthly installments.

{e} Represents the amount of convertible note for the Horn acquisition.

{g} Reflects the portion of any account balance outstanding between BGSF or any of its subsidiaries (“intercompany transactions”) eliminated through retained earnings.

{h} Reflects the net proceeds generated from the Sale, elimination of intercompany transactions, and contingent consideration.

Sales price	$99,000
Other long-term liabilities (Intercompany)	(29,221)
Estimated transaction costs	(4,983)
Interest expense	(3,290)
Retained earnings	$61,506

{i} Reflects the elimination of revenues, expenses, and the income tax benefit (expense) calculated using the historical effective rate associated with the Professional Segment.

{j} Reflects income tax benefit (expense) calculated using the historical effective rate associated with BGSF.

{k} Reflects the amount of interest expense related to the payoff of debt.